PAYSON TOTAL RETURN FUND (the “Fund”)

Supplement dated October 7, 2025 to the Prospectus dated August 1, 2025

At a special meeting of shareholders of the Fund held on September 23, 2025, the shareholders of the Fund approved the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

1.	The following paragraph is hereby inserted into the sections entitled “Principal Investment Strategies” beginning on page 2 and “Additional Information Regarding Principal Investment Strategies” beginning on page 9 of the Fund’s Prospectus:

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

2.	The following paragraph is hereby inserted into the section entitled “Principal Investment Risks” beginning on page 2 of the Prospectus:

Non-Diversification Risk. The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers may expose it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

3.	The following paragraph is hereby inserted into the section entitled “Additional Information Regarding Principal Investment Risks” beginning on page 10 of the Prospectus:

Non-Diversification Risk. The Fund is non-diversified. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may include only a limited number of issuers. An increase or decrease of the value of a single position held by the Fund may have a greater impact on the Fund’s NAV and total return than if the Fund were more broadly invested.

* * *

For more information, please contact a Fund customer service representative toll free at (800) 805-8258.

PLEASE RETAIN FOR FUTURE REFERENCE.

PAYSON TOTAL RETURN FUND (the “Fund”)

Supplement dated October 7, 2025 to the Statement of Additional Information (the “SAI”) dated August 1, 2025

At a special meeting of shareholders of the Fund held on September 23, 2025, the shareholders of the Fund approved the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

1.	The first paragraph under the section entitled “INVESTMENT POLICIES AND RISKS” beginning on page 2 of the SAI is hereby deleted and replaced with the following:

The Fund is an open-end, non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

2.	The following paragraph is hereby inserted after the section entitled “H. Cash Management and Temporary Defensive Positions” on page 17 of the SAI:

I.	Non-Diversification

The Fund is non-diversified and, therefore, may invest in a limited number of issuers. Investing in a limited number of issuers may cause the Fund to be more volatile and increase the risk of investing in the Fund.

3.	In the section entitled “INVESTMENT LIMITATIONS” beginning on page 20 of the SAI, the following Fundamental Limitation is hereby deleted in its entirety:

3.	Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

* * *

For more information, please contact a Fund customer service representative toll free at (800) 805-8258.

PLEASE RETAIN FOR FUTURE REFERENCE.